UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 26, 2017

DUKE REALTY CORPORATION
DUKE REALTY LIMITED PARTNERSHIP
(Exact name of registrant specified in its charter)

Duke Realty Corporation:

Indiana	1-9044	35-1740409
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

Duke Realty Limited Partnership:

Indiana	0-20625	35-1898425
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

600 East 96th Street
Suite 100
Indianapolis, IN 46240
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

EXPLANATORY NOTE

Duke Realty Corporation, an Indiana corporation (the “Company”), and Duke Realty Limited Partnership, an Indiana limited partnership, are filing this Form 8-K/A (this “Amendment”) to amend their Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on April 27, 2017 (the “Original Filing”). The sole purpose of this Amendment is to disclose the determination of the Board of Directors of the Company regarding how frequently the Company will conduct future shareholder advisory votes on the compensation paid to its named executive officers. Except for the foregoing, no other changes are being made to the Original Filing, nor are any of the other disclosures in the Original Filing updated or modified in any way. Accordingly, this Amendment should be read in conjunction with the Original Filing.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

As reported in the Original Filing, at the Company’s Annual Meeting of Shareholders held on April 26, 2017 (the “Annual Meeting”), a majority of the votes cast by shareholders voted, on an advisory basis, to hold an advisory vote to approve the compensation of the Company’s named executive officers every year. Consistent with the shareholder vote and the Board of Director’s recommendation with respect to this proposal included in the Company’s proxy statement for the Annual Meeting, the Board of Directors has decided that it will include an advisory shareholder vote on named executive officer compensation in its proxy materials every year. The Company intends to continue holding such votes every year until the next required advisory vote on the frequency of shareholder votes on named executive officer compensation, which will occur no later than the Company’s Annual Meeting of Shareholders in 2023.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION

By:	/s/ ANN C. DEE
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

DUKE REALTY LIMITED PARTNERSHIP

By: Duke Realty Corporation, its general partner

By:	/s/ ANN C. DEE
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

Dated: July 27, 2017